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                    SUPERIOR CONSULTANT HOLDINGS CORPORATION

                       Amendment to Compensation Agreement


The Compensation Agreement dated January 5, 1998, as amended, between Richard D. Helppie, Jr., ("the executive, employee") and Superior Consultant Holdings Corporation, a Delaware Corporation ("the company"), is hereby amended as follows:

1. The section entitled "Salary" is deleted in its entirety and replaced by the following:

     Salary: The bi-weekly salary will be $12,961.54 (prorated for partial periods), subject to any payroll or other deductions as may be required to be made pursuant to law, government order, or by written agreement with or consent of the employee.

2. Section 4(h) entitled "Change in Control Payment" is deleted in its entirety and replaced by the following:

     (h) Change in Control Payment. As used herein the term "Change in Control Payment" means an amount equal to three (3) times the full annual base salary in effect for the year of termination plus three (3) times the full year's bonus opportunity in effect for the year of termination.

3. This amendment becomes effective January 4, 1999. Terms of Employment Agreement dated January 5, 1998, as amended, will prevail until January 3, 1999.

4. Except as amended hereof, all terms and provisions of the Compensation Agreement dated January 5, 1998, as amended, remain in full force and effect.


SIGNATURES:

Acknowledged and accepted for Superior Consultant Holdings Corporation


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Name                            Title                       Date


I hereby acknowledge that I have voluntarily entered into this Amendment to Employment Agreement after having a full and adequate opportunity to review its provisions.

Acknowledged and accepted


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Name                            Title                       Date



                          PROPRIETARY AND CONFIDENTIAL
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